Exhibit 10.6

AMENDMENT NUMBER FOUR
TO
THE ALICO OVERSEAS PENSION PLAN

The Alico Overseas Pension Plan is hereby amended, effective as of the date set forth below, as follows:

Section 8.01 shall be replaced with the following, effective July 1, 2017:
8.01 The Plan Administrator shall be the administrator of the Metropolitan Life Retirement Plan for United States Employees.

In Witness Whereof, this Amendment Number Four to the Alico Overseas Pension Plan is hereby adopted and approved.

By: /s/ Mark J. Davis________________________
Mark J. Davis
Plan Administrator

Date: 6/19/17_____________________________

Witness: Elyse Moore_____________________